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                                                                    EXHIBIT 99.8


             CONSENT OF PERSON NAMED AS ABOUT TO BECOME A DIRECTOR

     Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I Archie W. Dunham, hereby consent to be named as a person about to become a director of ConocoPhillips in this registration statement on Form S-4.




                                        /S/ Archie W. Dunham
                                            --------------------------------
                                            Archie W. Dunham